                                                                    Exhibit 99.1

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of LECG, Inc.:

  We have audited the accompanying consolidated balance sheets of LECG, Inc. (a California corporation) and Subsidiaries as of December 31, 1996 and 1997, and the related consolidated statements of income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financials statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LECG, Inc. and Subsidiaries as of December 31, 1996 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                  /s/   ARTHUR ANDERSEN LLP

San Francisco, California
January 30, 1998

                                   LECG, INC.

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1997

                                                                                         1996             1997
                                                                                    ---------------  ---------------
Assets
  Current assets:
    Cash..........................................................................     $     2,889      $24,164,635
    Accounts receivable, net......................................................      11,128,887       16,280,006
    Prepaid expenses..............................................................         144,714          840,939
                                                                                       -----------      -----------
       Total current assets.......................................................      11,276,490       41,285,580
  Security deposits...............................................................         114,326          186,349
  Property and equipment, net.....................................................       1,806,888        3,584,277
                                                                                       -----------      -----------
       Total assets...............................................................     $13,197,704      $45,056,206
                                                                                       ===========      ===========
Liabilities and Shareholders' Equity
  Liabilities:
    Current liabilities:
    Accounts payable and accrued liabilities......................................     $   630,442      $ 2,216,127
    Accrued expert and project origination fees:
      Related party...............................................................       2,944,438        3,553,428
      Other.......................................................................       1,732,727        2,953,065
    Client retainers..............................................................         497,876          550,960
    Deferred purchase option deposit..............................................         851,862                0
    Income taxes payable..........................................................         105,375          261,693
    Deferred tax liability........................................................               0          915,295
    Distribution payable..........................................................               0        5,356,566
    Other current liabilities.....................................................         171,374          824,150
                                                                                       -----------      -----------
       Total current liabilities..................................................       6,934,094       16,631,284
    Deferred tax liability........................................................               0        1,787,910
                                                                                       -----------      -----------
       Total liabilities..........................................................       6,934,094       18,419,194
  Shareholders' equity:
    Common shares, $.001 par value; authorized 40,000,000 shares; issued and outstanding, 10,014,996 and 13,027,867 shares as of December 31, 1996
      and 1997, respectively......................................................          10,014           13,028
    Additional paid-in capital....................................................       5,101,219       29,176,449
    Notes receivable from shareholders............................................      (3,045,169)      (2,754,726)
    Retained earnings.............................................................       4,197,546          202,261
                                                                                       -----------      -----------
       Total shareholders' equity.................................................       6,263,610       26,637,012
                                                                                       -----------      -----------
       Total liabilities and shareholders' equity.................................     $13,197,704      $45,056,206
                                                                                       ===========      ===========

 The accompanying notes are an integral part of these consolidated statements.

                                   LECG, INC.

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997


                                                1995            1996             1997
                                             -----------    ------------      -----------
Revenues.................................    $24,835,188     $31,391,870      $44,110,167

Cost of Services:
  Related party..........................      6,440,823       7,329,346        9,073,377
  Other..................................     10,024,540      13,551,511       18,862,063
                                             -----------     -----------      -----------
     Total cost of services..............     16,465,363      20,880,857       27,935,440
                                             -----------     -----------      -----------
     Gross profit........................      8,369,825      10,511,013       16,174,727

General and Administrative Expenses......      4,047,524       5,258,389        8,113,780

Other Expense (Income)...................              0               0         (851,862)
                                             -----------     -----------      -----------
  Income before income taxes.............      4,322,301       5,252,624        8,912,809

Income Taxes.............................         83,005         188,650        3,148,343
                                             -----------     -----------      -----------
  Net income.............................    $ 4,239,296     $ 5,063,974      $ 5,764,466
                                             ===========     ===========      ===========

Pro Forma Income Data (Unaudited):
  Net income as reported.................                    $ 5,063,974      $ 5,764,466
  Pro forma adjustments..................                     (1,964,926)        (505,909)
                                                             -----------      -----------
     Pro forma net income................                    $ 3,099,048      $ 5,258,557
                                                             ===========      ===========

Pro Forma Basic Earnings Per Share.......                    $      0.31      $      0.52
                                                             ===========      ===========

Pro Forma Diluted Earnings Per Share.....                    $      0.30      $      0.51
                                                             ===========      ===========

 The accompanying notes are an integral part of these consolidated statements.

                                   LECG, INC.

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997

                                                                                        Notes and
                                                                                         Interest
                                                   Common Stock         Additional      Receivable
                                               ---------------------      Paid-in          from        Retained
                                                 Shares      Amount       Capital      Shareholders    Earnings         Total
                                               ----------    -------    -----------    ------------   -----------    -----------
Balance at December 31, 1994.................   9,083,119    $ 9,083    $   981,933    $  (642,667)   $ 5,191,000    $ 5,539,349
 Net Income..................................                                                           4,239,296      4,239,296
 Distributions to shareholders...............                                                          (3,344,644)    (3,344,644)
 Sale of common shares.......................   1,435,304      1,435      1,572,378       (982,930)                      590,883
 Repurchase of common shares.................    (599,828)      (600)        (3,400)                     (800,268)      (804,268)
 Accrued interest on notes receivable
  from shareholders..........................                                77,957        (77,957)
 Collection of notes receivable from
  shareholders...............................                                              127,562                       127,562
                                               ----------    -------    -----------    -----------    -----------    -----------
Balance at December 31, 1995.................   9,918,595      9,918      2,628,868     (1,575,992)     5,285,384      6,348,178
 Net income..................................                                                           5,063,974      5,063,974
 Distributions to shareholders...............                                                          (4,901,995)    (4,901,995)
 Sale of common shares.......................     985,433        985      2,318,130     (1,619,174)                      699,941
 Repurchase of common shares.................    (889,032)      (889)          (519)                   (1,249,817)    (1,251,225)
 Accrued interest on notes receivable
  from shareholders..........................                               154,740       (154,740)
 Collection of notes receivable from
  shareholders...............................                                              466,926                       466,926
 Shareholder advances........................                                             (162,189)                     (162,189)
                                               ----------    -------    -----------    -----------    -----------    -----------
Balance at December 31, 1996.................  10,014,996     10,014      5,101,219     (3,045,169)     4,197,546      6,263,610
 Net income..................................                                                           5,764,466      5,764,466
 Distributions to shareholders...............                                                          (4,851,343)    (4,851,343)
 S corporation distribution declared.........                                                          (5,356,566)    (5,356,566)
 Sale of common shares before IPO............     214,224        214        466,336        (87,014)                      379,536
 Proceeds from sale of common shares,
  net of IPO costs and adjustments...........   3,060,000      3,060     23,725,030                       676,588     24,404,678
 Repurchase of common shares.................    (261,353)      (260)      (311,236)        43,860       (228,430)      (496,066)
 Accrued interest on notes receivable
  from shareholders..........................                               195,100       (195,100)
 Collection of notes receivable from
  shareholders...............................                                              879,420                       879,420
 Shareholder advances........................                                             (350,723)                     (350,723)
                                               ----------    -------    -----------    -----------    -----------    -----------
Balance at December 31, 1997.................  13,027,867    $13,028    $29,176,449    $(2,754,726)   $   202,261    $26,637,012
                                               ==========    =======    ===========    ===========    ===========    ===========

 The accompanying notes are an integral part of these consolidated statements.

                                   LECG, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1996 AND 1997

                                                                              1995             1996            1997
                                                                           -----------     -----------      -----------
Cash Flows From Operating Activities:
 Net income...........................................................     $ 4,239,296     $ 5,063,974      $ 5,764,466
 Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization.....................................         340,245         435,163          687,204
    Bad debt expense..................................................         100,584         358,374          198,782
    Expiration of deferred purchase option............................               0               0         (851,862)
    Deferred income taxes.............................................               0               0        2,703,205
    Loss on disposal of property and equipment........................          15,335          26,186          127,443
    Decrease (increase) in accounts receivable........................          61,759      (1,882,338)      (5,349,901)
    Decrease (increase) in prepaid expenses and security
     deposits.........................................................          15,347         (90,114)        (768,248)
    Increase (decrease) in accounts payable and accrued
     liabilities......................................................        (110,077)        311,635        1,585,685
    Increase (decrease) in accrued expert and project origination
     fees.............................................................        (572,888)      1,130,449        1,829,328
    Increase in client retainers......................................          73,065         138,311           53,084
    Increase (decrease) in income taxes payable.......................           9,353          (4,218)         156,318
    Increase in other liabilities.....................................          10,069         140,091          652,776
                                                                           -----------     -----------      -----------
     Net cash provided by operating activities........................       4,182,088       5,627,513        6,788,280
                                                                           -----------     -----------      -----------
Cash Flows From Investing Activities:
 Purchase of property and equipment...................................        (563,358)     (1,080,333)      (2,606,796)
 Proceeds from disposal of property and equipment.....................           2,700           6,323           14,760
                                                                           -----------     -----------      -----------
     Net cash used in investing activities............................        (560,658)     (1,074,010)      (2,592,036)
                                                                           -----------     -----------      -----------
Cash Flows From Financing Activities:
 Borrowings under line of credit......................................               0       2,206,380        4,527,632
 Repayments on line of credit.........................................               0      (2,206,380)      (4,527,632)
 Sale of common shares................................................         590,883         699,941       24,784,214
 Repurchase of common shares..........................................        (804,268)     (1,251,225)        (496,066)
 Shareholder advances.................................................               0        (162,189)        (350,723)
 Collection of notes receivable from shareholders.....................               0         121,923          175,289
 Distributions to shareholders........................................      (3,217,082)     (4,556,992)      (4,147,212)
                                                                           -----------     -----------      -----------
     Net cash provided by (used in) financing activities..............      (3,430,467)     (5,148,542)      19,965,502
                                                                           -----------     -----------      -----------
Net Increase (Decrease) in Cash.......................................         190,963        (595,039)      24,161,746
Cash at Beginning of Period...........................................         406,965         597,928            2,889
                                                                           -----------     -----------      -----------
Cash at End of Period.................................................     $   597,928     $     2,889      $24,164,635
                                                                           ===========     ===========      ===========
Supplemental Cash Flow Information:
 Cash paid for interest...............................................     $     2,535     $    12,008      $    17,603
                                                                           ===========     ===========      ===========
 Cash paid for state income taxes.....................................     $    73,652     $   200,488      $   280,620
                                                                           ===========     ===========      ===========
Noncash Financing Activities:
 Sale of common stock through issuance of notes.......................     $   982,930     $ 1,619,174      $    87,014
                                                                           ===========     ===========      ===========
 Collection of notes receivable through application of distributions..     $   127,562     $   345,003      $   704,131
                                                                           ===========     ===========      ===========
 S corporation distribution declared..................................     $         0     $         0      $ 5,356,566
                                                                           ===========     ===========      ===========

 The accompanying notes are an integral part of these consolidated statements.

                                   LECG, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997


1.   Description of Business:

     The accompanying consolidated financial statements present the consolidated financial position and results of operations of LECG, Inc. (the "Company") (formerly Law and Economics Consulting Group, Inc.), a California corporation formed in March 1988, and its wholly owned subsidiaries: LECG Limited (United Kingdom) and LECG Limited (also known as Law and Economics Consulting Group, Limited), (New Zealand).

     The Company is a provider of economic consulting services in matters related to complex litigation, regulation, public policy and strategic management and derives its revenues almost exclusively therefrom. The Company provides its economic consulting services to a broad client base, which includes national governments, regulatory agencies, and development institutes and agencies in the United States and abroad. Services are provided by academics, industry leaders and former high-level government officials (Experts), who are supported by professional staff. The Company has offices in the United States in California, Washington, D.C., Illinois, New York, Texas, Utah and Massachusetts, as well as Toronto, Canada; Wellington, New Zealand; London, United Kingdom; Brussels, Belgium; and Toulouse, France.

     On December 18, 1997, the Company completed an initial public offering of its common stock in which 3,060,000 shares were sold by the Company, resulting in net proceeds of approximately $24.4 million, net of underwriters' discounts and issuance costs of approximately $3.1 million.

2.   Summary of Significant Accounting Policies:

  Risks and Uncertainties

     The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

     The Company's ability to retain current business and to attract new business is highly dependent on the business generation capabilities and consulting reputation of its Experts and Professional Staff and on the quality of their work performed for the Company. There is no assurance that these individuals will perform at previous levels, or that they will remain with the Company. In the event that these individuals do not perform at previous levels or do not remain with the Company, the Company's business, operating results and financial condition could be materially and adversely affected. Additionally, the Company's future performance depends in large part on its ability to attract, develop and motivate highly-skilled Experts and Professional Staff. The failure to recruit a significant number of Experts or qualified Professional Staff could have a material adverse effect on the Company's business, operating results and financial condition.

     The Company's services involve risks of professional and other liability. If the Company were found to have been negligent or to have breached its obligations to its clients, the Company could be exposed to significant liabilities and its reputation could be adversely affected.

  Revenue Recognition

     Revenue is recognized when services are provided. An allowance is provided for any amounts considered uncollectible. Amounts collected in advance of providing services are recorded as client retainers.

     The Company bills clients for hourly fees as well as reimbursable expenses. Reimbursable expenses consist of direct out-of-pocket costs, telecommunication charges and in-house reproduction services. In providing consulting services to its clients, the Company engages Experts on both an exclusive and nonexclusive basis. Once billings related to a specific job are collected, these Experts are generally paid consulting fees for Expert services provided.